Loans (Reconciliation Of The Contractual Required Principal And Interest Balance To The Carrying Amount Of Purchased Credit-Impaired Loans) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Loans [Abstract]
Contractual required principal and interest	$ 10,758
Nonaccretable difference	(1,917)
Expected cash flows	8,841
Accretable Yield	(1,823)
Carrying balance	$ 7,018